Portions of this Exhibit have been omitted pursuant to a request for confidential treatment. The omitted portions, indicated by "*" marks, have been separately filed with the Commission.

                                                                    EXHIBIT 10.6

                              COMPENSATION PLAN FOR
                                MANAGING PARTNERS
                                  MARCH 1, 1997


BASE SALARY

The base salary of Managing Partners will be established at $****** per year.

INCENTIVE COMPENSATION

The incentive compensation element of the Managing Partners' compensation program will be determined in accordance with the following table for the pretax profit of his office calculated on the accrual basis of accounting for the fiscal year ending February 28/29:

                  Bonus                          Pretax Office Profits
                  -----                          ---------------------
                   **%                           To $******
                   **%                           $****** to $******
                   **%                           $****** to $******
                   **%                           > $******

********** percent (***%) of the accrued incentive compensation determined in accordance with the above formula will be payable to the Managing Partner on a non-discretionary basis. The remaining *** percent (***%) will be pooled with similar amounts from other Managing Partners for use in compensating the achievement of certain agreed-upon nonfinancial goals and objectives by the Managing Partners. The preliminary allocation of this pool will be determined by the collective group of Managing Partners with oversight and final approval provided by the remaining members of the Operations Committee, Compensation Committee and Board of Directors.

OTHER BENEFITS

In addition to the other elements of the standard insurance and benefits package of the professional consulting staff, which includes business club membership, each Managing Partner will receive a $*** financial counseling reimbursement in January of each year to be used as he feels appropriate for financial and tax counseling.